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                                                                    EXHIBIT 23.2


                   Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 31, 2000 included in The Corporate Executive Board Company's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

     Washington, D.C.
     June 20, 2000


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